Exhibit 99.1

AGREEMENT FOR THE PURCHASE OF COMMON STOCK

This AGREEMENT FOR THE PURCHASE OF COMMON STOCK (this “Agreement”) is made as of this 19th day of November, 2014, by, between and among Oleksandr Bezuhlyi, Oleksandr Galdetskyi, Volodymyr Bezuhlyi, and Andriy Chornyy the selling shareholders (hereinafter referred to as “Sellers), and WESTERN HIGHLANDS MINERALS, LTD., a Vietnamese corporation (“Purchaser”), setting forth the terms and conditions upon which the Sellers will sell Two Million Two Hundred Thousand (2,200,000) shares of the common stock (the “Shares”) of KETDARINA CORP., a Nevada corporation (“KTDR” or the “Company”) personally owned by Sellers, to the Purchaser. The Sellers and the Purchaser may be referred to herein singularly as a “Party” and collectively, as the “Parties.”

In consideration of the mutual promises, covenants, and representations contained herein, THE PARTIES HERETO AGREE AS FOLLOWS:

WITNESSETH:

WHEREAS the Sellers have appointed Law Offices of Jody M. Walker, Esq. to act as the Sellers’ Escrow Agent (“Sellers’ Escrow Agent”) and the Sellers’ Escrow Agent has received from Sellers and is holding, on the Sellers’ behalf, the Certificates representing the Shares and the other Documents referred to herein to be delivered by the Sellers under this Agreement; and

WHEREAS, the Purchaser has appointed John B. Lowy PC to act as the Purchaser Escrow Agent, to receive the Purchase Price from the Purchaser, and to forward the Purchase Price to the Sellers’ Escrow Agent, in accordance with this Stock Purchase Agreement;

NOW THEREFORE, in consideration of the mutual promises, covenants and representations contained herein, the parties herewith agree as follows:

ARTICLE I

SALE OF SECURITIES

1.01         Sale. Subject to the terms and conditions of this Agreement, the Sellers hereby agree to sell the Shares, and the Purchaser shall purchase the 2,200,000 Shares, for a total of Three Hundred Seventy Thousand Dollars (U.S.) ($370,000) (the “Purchase Price” or “Funds”). This is a private transaction between the Sellers and Purchaser. Schedule “A,” on page 10 hereof, below the signatures, lists the individual Sellers and the number of shares of KTDR to be sold by each.

1.02         Payment of Purchase Price. The Purchaser has wire transferred a Deposit of $50,000 toward the Purchase Price; and the Closing will take place on or before the close of business on Thursday, November 20, 2014, subject to the terms and conditions herein. It is agreed that all of the Shares and the Documents shall remain in escrow with the Sellers Escrow Agent until the Closing of the sale of the Shares. At least two business days before the Closing, the Balance of $320,000 toward the Purchase Price will be wire transferred from the Buyer Escrow Agent’s Trust Account to the Sellers’ Escrow Agent’s Trust Account. The Balance and all stock Certificates, stock powers and corporate Documents listed in paragraphs 2.12, 2.13 and 3.02 below shall be sent by the Sellers’ Escrow Agent to the Purchaser Escrow Agent by courier; and the Balance of the Purchase Price shall be released from escrow as directed by the Sellers, after the Purchaser Escrow Agent receives the Certificates and the Documents, and advises the Sellers’ Escrow Agent that the Certificates and Documents are as represented by the Sellers.

1

ARTICLE II

REPRESENTATIONS AND WARRANTIES

The Sellers and KTDR, jointly and severally, represent and warrant to the Purchaser the following:

2.01         Organization; KTDR is a Nevada corporation duly organized, validly existing, and in good standing under the laws of that state, has all necessary corporate powers to own properties and carry on a business, and is duly qualified to do business and is in good standing in the state of Nevada and elsewhere, if required. All actions taken by the incorporators, directors and/or shareholders of KTDR have been valid and in accordance with the laws of the state of Nevada. KTDR is a reporting company with the Securities and Exchange Commission (the “SEC”) pursuant to Section 15(d) of the Securities Exchange Act of 1934; and KTDR’s common stock is now, and as of the Closing will be, included for quotation on the OTCBB, with the symbol KTDR. KTDR’s common stock is now, and as of Closing will be, DTC-eligible with no “DTC chills” or other impediments to the transferability of the registered shares.

2.02         Capital. The authorized capital stock of KTDR consists of 75,000,000 shares of Common Stock, $0.001 par value, of which 3,740,000 shares of Common Stock are issued and outstanding, as of the date hereof and as of the Closing. KTDR has no shares of preferred shares authorized. The 2,200,000 Shares being sold by Sellers represent approximately 58.8% of KTDR’s total issued and outstanding shares of Common Stock. All outstanding shares are fully paid and non-assessable, free of liens, encumbrances, options, restrictions and legal or equitable rights of others not a party to this Agreement. At the Closing, there will be no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating KTDR to issue or to transfer from treasury any additional shares of its capital stock. None of the outstanding shares of KTDR are subject to any stock restriction agreements. There are approximately 30 shareholders of record of KTDR. All of such shareholders have valid title to such Shares; and all shareholders, except the Sellers, purchased their shares pursuant to a registration statement on Form S-1, which was declared effective by the SEC on April 18, 2014.

2.03         Financial Statements. KTDR’s financial statements filed with the SEC (the “Financial Statements”) fairly present the financial condition and operating results of KTDR as of the dates, and for the periods, indicated therein. Except as set forth in the Financial Statements, and as set forth in Paragraph 2.05, KTDR has no material liabilities (contingent or otherwise). KTDR is not a guarantor or indemnitor of any indebtedness of any other person, firm, or corporation. KTDR is a “shell,” as that term is defined in the SEC’s Rules and Regulations. KTDR is not a “blank check company,” as that term is defined in the SEC’s Rules and Regulations.

2

2.04         Filings with Government Agencies. KTDR is a Section 15(d) Reporting Issuer as that term is described by the Securities Act of 1933, as amended (the “Act”), and files annual and quarterly reports with the SEC. KTDR has made all required filings with the SEC and the State of Nevada, and is current in its filings and reporting with the SEC and with the State of Nevada. KTDR’s Annual Report on Form 10-K for the fiscal year ended June 30, 2014 was filed with the SEC on October 6, 2014. KTDR’s Form 10-Q for the quarter ended September 30, 2014 was filed with the SEC on November 17, 2014. Upon the sale of the Shares by the Sellers and the resignations of Mr. Bezuhlyi from all director and management positions with the Company and Mr. Galdetskyi as Treasurer, the Sellers will have no further responsibility for filing any documents on behalf of the Company with the SEC, including any Current Reports on Form 8-K, and/or any other government agency that may be required.

2.05         Liabilities. It is understood and agreed that the purchase of the Shares is predicated on KTDR not having any liabilities as of the Closing. KTDR shall not, as of Closing, have any debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise that will not be paid at Closing. Without limiting the foregoing, at or before the Closing, the Sellers will cancel any indebtedness owed to the Sellers by KTDR, which amount was $27,620 as of June 30, 2014. Sellers are not aware of any pending, threatened or asserted claims, lawsuits or contingencies involving KTDR or its Shares. To the best of knowledge of the Sellers, there is no dispute of any kind between KTDR and any third party, and no such dispute will exist at the Closing of this transaction. At Closing, KTDR will be free from any and all liabilities, liens and claims.

2.06         Tax Returns. KTDR has filed all required Federal and state tax returns to date. KTDR has filed its Federal tax return for the fiscal years ended June30, 2012, 2013 and 2014, and will provide the proof of having filed such tax returns as one of the Closing documents. KTDR has never been profitable; and as of Closing, there shall be no taxes of any kind, Federal, state or local, due or owing by KTDR. Sellers will deliver to Purchaser all documents and information necessary or appropriate for the Company to make any required tax filings.

2.07         Ability to Carry Out Obligations. The Sellers has the right, power, and authority to enter into, and perform his obligations under this Agreement. The execution and delivery of this Agreement by the Sellers and KTDR and the performance by the Sellers of his obligations hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other agreement or instrument to which KTDR its sole officer and director, or Sellers are a party, or by which they may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would cause KTDR (and/or assigns) to be liable to any party, or (c) an event that would result in the creation or imposition of any lien, charge, or encumbrance on any asset of KTDR or upon the shares of KTDR to be acquired by the Purchaser.

2.8           Contracts, Leases and Assets. Except as set forth in its SEC filings, KTDR is not a party to any contract, agreement or lease. No person holds a power of attorney from KTDR or the Sellers. At the Closing, KTDR and Sellers will cancel their lease, and KTDR will have no liabilities or any obligations which would give rise to a liability to the Sellers for lease obligations in the future.

3

2.9           Compliance with Laws. KTDR has complied in all material respects, with, and is not in violation of any, federal, state, or local statute, law, and/or regulation pertaining. KTDR has complied with all federal and state securities laws in connection with the offer, sale and distribution of its securities. At the time that KTDR issued the Shares to the Sellers, KTDR was entitled to use the exemption provided by the Act relative to the sale of its Shares. The Shares being sold herein are being sold in a private transaction between the Sellers and the Purchaser.

2.10         Litigation. KTDR is not a party to any suit, action, arbitration, or legal administrative or other proceeding, or pending governmental investigation. To the best knowledge of the Sellers, there is no basis for any such action or proceeding and no such action or proceeding is threatened against KTDR. KTDR is not a party to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

2.11         Conduct of Business. Prior to the Closing, KTDR shall conduct its business in the normal course, and shall not (without the prior written approval of Purchaser) (i) sell, pledge, or assign any assets, (ii) amend its Articles of Incorporation or Bylaws, (iii) declare dividends, redeem or sell stock or other securities (iv) incur any liabilities, except in the normal course of business, (v) acquire or dispose of any assets, enter into any contract, guarantee obligations of any third party, or (vi) enter into any other transaction.

2.12         Corporate Documents. Each of the following documents, which shall be true, complete and correct in all material respects, will be delivered to Purchaser at the Closing:

(i)	Articles of Incorporation and all amendments thereto;

(ii)	Bylaws and all amendments thereto;

(iii)	Minutes and Consents of Shareholders;

(iv)	Minutes and Consents of the board of directors;

(v)	List of officers and directors;

(vi)	Certificate of Good Standing from the Secretary of State of Nevada;

(vii)	Current Certified Shareholder list from the Transfer Agent;

(viii)	All books and records of KTDR, including, without limitation, all accounting records, tax returns and agreements; and

(ix)	EDGAR filing codes.

2.13         Closing Documents. All minutes, consents or other documents pertaining to KTDR to be delivered at the Closing shall be valid and in accordance with the laws of Nevada.

4

2.14         Title. The Sellers have good and marketable title to all of the Shares being sold by them to the Purchaser pursuant to this Agreement. The Shares will be, at the Closing, free and clear of all liens, security interests, pledges, charges, claims, encumbrances and restrictions of any kind, except for restrictions on transfer imposed by federal and state securities laws. None of the Shares are or will be subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to such Shares. Except as provided in this Agreement, the Sellers are not a party to any agreement which offers or grants to any person the right to purchase or acquire any of the Shares. There is no applicable local, state or federal law, rule, regulation, or decree which would, as a result of the purchase of the Shares by Purchaser, impair, restrict or delay voting rights with respect to the Shares.

2.15         Transfer of Shares. The Sellers will deliver all certificates representing the Shares being purchased, along with the proper Stock Powers with Bank Signature Medallion Guaranteed or other signature guarantee acceptable to KTDR’s Stock Transfer Agent, to the Sellers’ Escrow Agent prior to the Closing, for release from escrow and delivery to the Purchaser Escrow Agent at Closing.

The Purchaser will have the responsibility of sending the certificates representing the Shares, along with stock powers to the Transfer Agent for KTDR to have the certificates transferred into the Purchaser’s name, and the Purchaser shall be responsible for all costs involved in such transfer.

2.16         Representations. All of Sellers’ and KTDR’s warranties and representations made in this Agreement shall be true as of the Closing and shall survive the Closing.

ARTICLE III

CLOSING

3.01         Closing for the Purchase of Common Stock. The Closing (the “Closing”) of this transaction for the Shares of Common Stock being purchased will occur when all of the documents and consideration described in Paragraphs 2.12 above and in 3.02 below, have been delivered or other arrangements have been made and agreed to by the Parties. The Closing shall occur on or before the close of business on Thursday, November 20, 2014, as set forth in Section 1.02 herein.

This Agreement can be terminated in the event of any material breach by either Purchaser or Sellers.

3.02         Documents and Payments to be Delivered at Closing. As part of the Closing of the Common Stock purchase, those documents listed in 2.12 of this Agreement, as well as the following documents, in form reasonably acceptable to counsel to the Purchaser, shall have been delivered in escrow at least 48 hours prior to the Closing:

(a)          By the Sellers:

(i)          stock certificate or certificates, along with stock powers with signature medallion guarantee or other signature acceptable to the Transfer Agent, representing the Shares, endorsed in favor of the name or names as designated by Purchaser or left blank;

5

(ii)         the resignations of the two officers of KTDR;

(iii)        the resignation of the sole director of KTDR and the appointment of new Director(s) as designated by the Purchaser;

(iv)        all of the business and corporate records of KTDR, including but not limited to correspondence files, bank statements, checkbooks, savings account books, minutes of shareholder and directors meetings or consents, financial statements, shareholder listings, stock transfer records, agreements and contracts that exist, FINRA and SEC correspondence and filings for or on behalf of KTDR, EDGAR filing codes;

(v)         Copy of Form 10-K Filing for the fiscal year ended June 30, 2014, along with Audited Financial Statements for the fiscal year ended June 30, 2014;

(vi)        Copy of Tax Returns for the fiscal years ended June 30, 2012, 2013 and 2014;

(vii)       Sellers’s agreement to acquire all of the Company’s pre-Closing assets and business, and to assume all of the Company’s pre-Closing liabilities, and to indemnify the Company and the Purchaser from and against any of the Company’s pre-Closing liabilities;

(viii)      Copy of Form 10-Q filing for the quarter ended September 30, 2014; and

(ix)         Such other documents of KTDR as may be reasonably required by Purchaser.

(b)          By Purchaser:

(i)	wire transfer to the Sellers’ Escrow Account of the Purchase Price for the Shares, receipt of which is hereby acknowledged.

ARTICLE IV

INVESTMENT INTENT:

The Purchaser represents warrants and represents to the Sellers the following:

4.01        Transfer Restrictions. Purchaser agrees that the Shares being acquired pursuant to this Agreement may be sold, pledged, assigned, hypothecated or otherwise transferred, with or without consideration only pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act.

6

4.02        Investment Intent; No Advertisement. The Purchaser is acquiring the Shares for its own account for investment, and not with a view toward distribution thereof. The Purchaser acknowledges that the Shares have been offered to them in direct communication between them and Sellers, and not through any advertisement of any kind.

4.03        Knowledge and Experience. The Purchaser acknowledges that it has its own legal and financial counsel to assist them in evaluating this purchase. The Purchaser acknowledges that it has sufficient business and financial experience, and knowledge concerning the affairs and conditions of KTDR so that it can make a reasoned decision as to this purchase of the Shares and is capable of evaluating the merits and risks of this purchase.

4.04         Restrictions on Transferability. The Purchaser is aware of the restrictions of transferability of the Shares and further understands that the certificates will bear a legend similar to the following:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION PROVIDED IN SECTION 4(a)(2) AND REGULATION D UNDER THE ACT. AS SUCH, THE PURCHASE OF THIS SECURITY WAS MADE WITH THE INTENT OF INVESTMENT AND NOT WITH A VIEW FOR DISTRIBUTION. THEREFORE, ANY SUBSEQUENT TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN WILL BE UNLAWFUL UNLESS IT IS REGISTERED UNDER THE ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

4.05         Future Business of KTDR. The Purchaser represents that after the Closing of this transaction, the Purchaser intends that KTDR will acquire additional assets and/or businesses, initially in the mining industry in Vietnam and Cambodia.

4.07         Anti-Money Laundering, Anti-Corruption and Anti-Terrorism Laws. The Purchaser confirms that the funds representing the Purchase Price will not represent proceeds of crime for the purpose of any applicable anti-money laundering or anti-terrorist legislation or regulation; and the Purchaser is in compliance with, and have not previously violated, the Patriot Act of 2001, as amended through the date of this Agreement, to the extent applicable to the Purchaser and all other applicable anti-money laundering, anti-corruption and anti-terrorism laws and regulations.

4.09         Representations. All of Purchaser’s warranties and representations shall be true as of the Closing, and all such representations shall survive the Closing.

ARTICLE V

REMEDIES

5.01         Arbitration. Any controversy of claim arising out of, or relating to, this Agreement, or the making, performance, or interpretation thereof, shall be settled by arbitration in New York, in accordance with the Rules of the U.S. Arbitration Association then existing, and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of the controversy. The prevailing party shall be entitled to recover its reasonable attorneys’ fees.

7

5.02         Termination. In addition to any other remedies, the Purchaser may terminate this Agreement, if at the Closing, the Sellers has failed to comply with all material terms of this Agreement, has failed to supply any documents required by this Agreement unless they do not exist, or has failed to disclose any material facts which could have a substantial effect on any part of this transaction.

5.03         Indemnification. From and after the Closing, the parties, jointly and severally, agree to indemnify the other against all actual losses, damages and expenses caused by (i) any material breach of this Agreement by them or any material misrepresentation contained herein, or (ii) any misstatement of a material fact or omission to state a material fact required to be stated herein or necessary to make the statements herein not misleading.

5.04         Indemnification Non-Exclusive The foregoing indemnification provision is in addition to, and not derogation of any statutory, equitable or common law remedy any party may have for breach of representation, warranty, covenant or agreement.

ARTICLE VI

MISCELLANEOUS

6.01         Captions and Headings. The article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

6.02         No Oral Change. This Agreement and any provision hereof, may not be waived, changed, modified, or discharged, orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

6.03         Non Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

6.04         Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

6.05         Entire Agreement. This Agreement, including any and all attachments hereto, if any, contain the entire Agreement and understanding between the parties hereto, and supersede all prior agreements and understandings.

8

6.06         Partial Invalidity. In the event that any condition, covenant, or other provision of this Agreement is held to be invalid or void by any court of competent jurisdiction, it shall be deemed severable from the remainder of this Agreement and shall in no way affect any other condition, covenant or other provision of the Agreement. If such condition, covenant, or other provision is held to be invalid due to its scope or breadth, it is agreed that it shall be deemed to remain valid to the extent permitted by law.

6.07         Significant Changes The Sellers understands and agrees that significant changes may be made in the capitalization and/or stock ownership of KTDR, which changes could involve a reverse stock split and/or the issuance of additional shares, thus possibly having a negative effect on the percentage of ownership and/or number of shares owned by present shareholders of KTDR.

6.08         Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures will be acceptable to all parties.

6.09         Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, or on the second day if faxed, and properly addressed or faxed as follows:

If to the Sellers:

___________________

___________________

___________________

Email: ____________

If to the Purchaser:

c/o John B. Lowy, P.C.

645 Fifth Avenue, Suite 400

New York, NY 10022

Email: jbl@ocgfinance.com

6.10         Binding Effect. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

6.11         Effect of Closing. All representations, warranties, covenants, and agreements of the parties contained in this Agreement, and in any instrument, certificate, opinion, or other writing provided for in it, shall be true and correct as of the Closing and shall survive the Closing.

6.12         Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other and further documents and take such other and further pre-Closing and post-Closing actions as may be necessary or convenient to effect the transaction described herein.

9

6.13         Governing Law; Exclusive Jurisdiction and Venue.. This Agreement and the rights of the Parties hereunder shall be governed by and construed in accordance with the Laws of the State of New York (regardless of its conflict of laws principles), including all matters of construction, validity, performance and enforcement and without giving effect to the principles of conflict of laws. The Parties agree that the Courts of the State of New York shall have sole and exclusive jurisdiction and venue for the resolution of all disputes arising under the terms of this Agreement and the Transactions contemplated herein.

IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties hereto as of the date first written above.

SELLERS:

S/______________________________	S/__________________________
OLEKSANDR BEZUHLYI	OLEKSANDR GALDETSKYI

S/_______________________________	S/_____________________________
ANDRIY CHORNYY	VOLODYMYR BEZUHLYI

PURCHASER:
WESTERN HIGHLANDS MINERALS, LTD.

S/___________________________________
By: ____________________________, CEO

COMPANY: KETDARINA CORP.

S/____________________________________
OLEKSANDR BEZUHLYI, CEO

SCHEDULE “A”—SHARES BEING SOLD

O. Bezuhlyi	2,000,000 shares
O. Galdetskyi	70,000 shares
A. Chornyy	60,000 shares
V. Bezuhlyi	70,000 shares
Total:	2,200,000 shares

10